Business Combinations	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business Combinations	Business Combinations
BioTel Research LLC Acquisition

On October 2, 2023, the Company acquired the entire outstanding equity interests of BioTel Research LLC (“BioTel”), a leading provider of medical imaging and cardiac safety monitoring services, from BioTelemetry Inc. in exchange for initial cash consideration of $68.1 million. Cash acquired amounted to $1.4 million. The purchase price allocation, as of the date of acquisition, was based on a preliminary valuation and may be subject to revision. Preliminarily, the BioTel acquisition resulted in the initial recognition of intangible assets of $36.4 million and goodwill of $23.4 million. Preliminary goodwill arising in connection with the acquisition is primarily attributable to the assembled workforce of BioTel and the expected synergies of the acquisition. The goodwill recognized is deductible for income tax purposes.

Oncacare Limited Acquisition

On April 20, 2023, the Company completed the purchase of the majority investor's 51% majority voting share capital of Oncacare Limited ("Oncacare") for $5.1 million, such that Oncacare and its subsidiaries became wholly-owned subsidiaries of the ICON Group. The Oncacare acquisition resulted in goodwill of $13.4 million and also gave rise to an acquisition-related gain of $6.2 million.

PRA Health Sciences, Inc. Acquisition

On July 1, 2021 (the "Merger Date"), the Company completed the acquisition of PRA by means of a merger whereby Indigo Merger Sub, Inc., a Delaware corporation and subsidiary of ICON, merged with and into PRA Health Sciences, Inc., the parent of PRA Health Sciences ("the Acquisition" and "the Merger"). The combined company has retained the name ICON and brought together approximately 38,000 (as at the Merger date) employees across the globe, creating the world's largest clinical research organization with a singular focus on clinical research and commercialization. The Merger was accounted for as a business combination using the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations.

The combined company leverages its enhanced operations to transform clinical trials and accelerate biopharma customers’ commercial success through the development of much needed medicines and medical devices. The combined company has a renewed focus on leveraging data, applying technology and accessing diverse patient populations to speed up drug development.

Upon completion of the Merger, pursuant to the terms of the Merger Agreement, PRA became a wholly owned subsidiary of the ICON Group. Under the terms of the Merger, PRA shareholders received, per share, $80 in cash and 0.4125 shares of ICON stock.

In the years ended December 31, 2023, December 31, 2022 and December 31, 2021, the Company incurred Merger-related expenses of $44.2 million, $39.7 million and $198.3 million, respectively, which were accounted for separately from the business combination and expensed as incurred within the “Transaction and integration related” line item of the Consolidated Statement of Operations. The costs consist of investment banking fees, advisory costs, professional fees, retention agreements with employees, accelerated share-based compensation charges and ongoing integration activities.

In the years ended December 31, 2023, December 31, 2022 and December 31, 2021 the Company incurred approximately $16.4 million, $17.7 million and $86.7 million of Merger-related financing fees which are included in the “Interest expense” line item in the Consolidated Statement of Operations.

The Merger Date fair value of the consideration transferred consisted of the following:

(in thousands)
Fair value of cash consideration	$5,308,646
Fair value of ordinary shares issued to acquiree stockholders	5,658,126
Fair value of replacement share-based awards issued to acquiree employees	209,399
Repayment of term loan obligations and accrued interest *	865,800
$12,041,971
* This represents the portion of PRA debt paid by ICON. PRA also paid $401.6 million from available cash to settle debt obligations that existed at the Merger Date.
The following table summarizes the allocation of the consideration transferred based on the Merger Date fair values of assets acquired and liabilities assumed, with the excess of the purchase price over the estimated fair values of the identifiable net assets acquired recorded as goodwill:

July 1, 2021
(in thousands)
Cash and cash equivalents	$259,971
Accounts receivable and unbilled revenue	934,308
Other current assets	125,156
Fixed assets	156,851
Operating lease right-of-use assets	180,601
Goodwill *	8,084,314
Intangible assets	4,919,000
Deferred tax assets	25,190
Other assets	33,928
Accounts payable	(50,259)
Accrued expenses and other current liabilities	(380,048)
Current portion of operating lease liabilities	(36,506)
Unearned revenue	(739,278)
Non-current portion of operating lease liabilities	(147,204)
Deferred tax liabilities	(1,119,762)
Other non-current liabilities	(204,291)
Net assets acquired	$12,041,971

* The goodwill in connection with the Merger is primarily attributable to the assembled workforce of PRA and the expected synergies of the Merger. None of the goodwill recognized is deductible for income tax purposes.
The following table summarizes the fair value of identified intangible assets and their respective useful lives as of the Merger Date:

	Estimated Fair Value	Estimated Useful Life
	(in thousands)
Customer relationships	$3,938,000	23 years
Order backlog	500,000	3 years
Trade names	202,000	3 years
Patient database	168,000	7 years
Technology assets	111,000	5 years
	$4,919,000
At June 30, 2022, the Company completed its review of the July 1, 2021 acquisition balance sheet of PRA and completed the final valuation associated with certain assets acquired and liabilities assumed. In the period since the Merger Date, the Company recognized certain measurement period adjustments as shown in the table below:

Measurement period adjustments
(in thousands)
Cash and cash equivalents	$—
Accounts receivable and unbilled revenue	—
Other current assets	14,465
Fixed assets	(6,137)
Operating lease right-of-use assets	(11,744)
Goodwill	70,436
Intangible assets *	44,000
Deferred tax assets	(147,039)
Other assets	(1,166)
Accounts payable	—
Accrued expenses and other current liabilities	(37,496)
Current portion of operating lease liabilities	1,865
Unearned revenue **	19,623
Non-current portion of operating lease liabilities	10,454
Non-current deferred tax liabilities	193,837
Other non-current liabilities	(151,098)
* In the year ended December 31, 2022, the Company incurred a $2.2 million amortization expense which related to the year ended December 31, 2021 due to the timing of the measurement period adjustment.

** The unearned revenue measurement period adjustment also includes $16.0 million as a result of the early adoption of ASU 2021-08 'Business Combinations (Topic 805) - Accounting for Contract Assets and Contract Liabilities from Contracts with Customers' in Quarter 4 2021.